Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of FAST TRACK GROUP (the “Company”) on Form 20-F for the year ended February 28, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Lim Sin Foo, Harris, Chief Executive Officer, and I, Yip Wai Foong, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: June 30, 2026	By:	/s/ Lim Sin Foo, Harris
	Name:	Lim Sin Foo, Harris
	Title:	Chief Executive Officer

Dated: June 30, 2026	By:	/s/ Yip Wai Foong
	Name:	Yip Wai Foong
	Title:	Chief Financial Officer